Exhibit 10.2
AMENDMENT AND WAIVER OF CONSENT AND VOTING RIGHTS
THIS AMENDMENT AND WAIVER OF CONSENT AND VOTING RIGHTS (this “Amendment and Waiver”) dated as of March 11, 2024, is by and among Corebridge Financial, Inc. (the “Company”), American International Group, Inc. (“AIG”), Argon Holdco LLC (the “Stockholder”), Blackstone Holdings II L.P. (“Holdings II”), Blackstone Holdings I/II GP L.L.C (“Holdings II GP”), Blackstone Inc. (“Blackstone”), Blackstone Group Management L.L.C. (“BGM”) and Stephen A. Schwarzman (collectively with the Stockholder, Holdings II, Holdings II GP, Blackstone and BGM, the “Blackstone Parties”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Stockholders Agreement (defined below);
WHEREAS, the Company, AIG and the Stockholder are parties to the Stockholders Agreement, dated as of November 2, 2021 (the “Stockholders Agreement”);
WHEREAS, as of the date of this Amendment and Waiver, the Stockholder is the owner of 61,962,123 shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”);
WHEREAS, prior to the date of this Amendment and Waiver, the Blackstone Parties filed (i) a Disclaimer of Control pursuant to Section 1501(c) of the New York Insurance Law regarding The United States Life Insurance Company in the City of New York (“U.S. Life”), (ii) a Disclaimer of Affiliation regarding American General Life Insurance Company (“AGL”) and The Variable Annuity Life Insurance Company (“VALIC”) pursuant to Section 823.010 of the Texas Insurance Code and (iii) a Disclaimer of Affiliation regarding AGC Life Insurance Company (together with U.S. Life, AGL and VALIC, the “Domestic Insurers”) pursuant to Mo. Rev. Stat. § 382.170;
WHEREAS, each of the Domestic Insurers is a wholly-owned subsidiary of the Company;
WHEREAS, on or before the date of this Amendment and Waiver, each of the Disclaimer of Control and the Disclaimers of Affiliation in relation to the Domestic Insurers, was approved in respect of the Blackstone Parties and is in effect as of the date of this Amendment and Waiver;
WHEREAS, (i) the Company, AIG and the Stockholder desire to amend Section 2.5(a)(iii) of the Stockholders Agreement, to provide that the Stockholder shall waive and agree to not exercise its consent right, and to cause any other Blackstone Party (to the extent applicable) to waive and agree to not exercise, the consent right over any repurchase of shares of Company Common Stock, if such repurchase would result in the Stockholder owning, of record, more than 9.9% of the then-outstanding Company Common Stock and (ii) each of the Blackstone Parties desires to waive (and, to the extent applicable, to cause any affiliated transferee of a Blackstone Party to waive) its right to vote, or act by written consent, with respect to any shares of Company Common Stock owned by it from time to time.
NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendment to Section 2.5(a)(iii) of the Stockholders Agreement. Section 2.5(a)(iii) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows: “(iii) repurchase shares of Company Common Stock, if such repurchase would result in the Stockholder owning, of record, more than 9.9% of the then-outstanding Company Common Stock; provided, that, effective as of March 11, 2024, the Stockholder shall have no right to consent to any repurchase that would violate this

Section 2.5(a)(iii); provided, further that, no such repurchase shall be permitted that would result in the Stockholder owning, of record, more than 14.9% of the then-outstanding Company Common Stock;”.
2.Waiver of Voting Rights.
(a)Each of the Blackstone Parties agrees that (i) at any annual or special meeting of stockholders of the Company, it shall (A) take all necessary actions to cause any shares of Company Common Stock owned by it to be present at such meeting for purposes of establishing a quorum and (B) not vote any such shares of Company Common Stock at such meeting and (ii) it shall not execute or deliver any written consent in respect of shares of Company Common Stock owned by it.
(b)In the event that any Blackstone Party seeks to transfer any shares of Company Common Stock to any of its Affiliates, or any such Affiliate of a Blackstone Party seeks to acquire any shares of Company Common Stock, it shall be a precondition to such transfer or acquisition that, and the Blackstone Parties shall cause, such Affiliate to execute a joinder to this Amendment and Waiver such that the Affiliate shall be bound by this Amendment and Waiver as if it was a Blackstone Party.
(c)This Section 2 (i) shall terminate and be of no further force and effect at such time that the Blackstone Parties and their Affiliates do not own any shares of Company Common Stock and (ii) shall not apply to any transferee of any Blackstone Party (or any Affiliate of any Blackstone Party) that is not an Affiliate of a Blackstone Party. For the avoidance of doubt, any person that is not a Blackstone Party or an Affiliate of a Blackstone Party who is the transferee of any shares of Company Common Stock shall have the full right to vote, or act by written consent with respect to, such shares of Company Common Stock.
3.Amendment; Waiver.
(a)This Amendment and Waiver may be amended, restated, supplemented, modified or terminated, in each case, only by a written instrument signed by each of the Company, AIG and the Blackstone Parties; provided, that any amendment, restatement, supplement, modification or termination (other than by its terms) of this Amendment and Waiver shall require the prior written consent of the Missouri Department of Insurance, the New York Department of Financial Services and the Texas Department of Insurance.
(b)A provision of this Amendment and Waiver may only be waived by a written instrument signed by the party waiving a right hereunder. No delay on the part of a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of a party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.
4.Assignment. Neither this Amendment and Waiver nor any of the rights, interests or obligations under this Amendment and Waiver shall be assigned, in whole or in part, by operation of law or otherwise, by a party without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void.
5.Third Parties. Except as otherwise expressly provided for in Section 3(a) or Section 13, as applicable, this Amendment and Waiver is not intended to confer upon any person other than the parties to this Amendment and Waiver any rights or remedies.
6.Governing Law. This Amendment and Waiver and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws, to the extent such principles or rules are not mandatorily applicable by statute and would permit or require the application of the laws of another jurisdiction.
7.Arbitration; Jurisdiction; Waiver of Jury Trial.
(a)Each party hereto hereby agrees that any action, directly or indirectly, arising out of, under or relating to this Amendment and Waiver shall exclusively be resolved by a panel of three arbitrators in a confidential expedited arbitration administered by the American Arbitration Association (“AAA”) under the AAA’s Commercial Arbitration Rules and Mediation Procedures, and judgment on the award rendered by such arbitrators may be entered in any court having jurisdiction thereof. Unless the parties to such action otherwise agree to conduct any arbitration proceeding pursuant to this Section 7(a) elsewhere, such proceeding shall be seated and any decision shall be rendered in New York, New York. The arbitration hearings shall take place in New York, New York at a venue to be selected by mutual agreement of the parties to such action. The award rendered by the arbitrators shall be reasoned, final and binding on the parties to the action; provided that (i) by agreeing to arbitration, the parties do not intend to deprive any court with jurisdiction of its ability to issue an injunction, order of specific enforcement, attachment or other form of provisional remedy or non-monetary relief and a request for such remedies by a party to a court shall not be deemed a waiver of this Amendment and Waiver to arbitrate, and (ii) in addition to the authority conferred upon the tribunal by the rules specified above, the tribunal shall also have the authority to grant provisional remedies, including injunctive relief. Any settlement discussions or arbitration proceedings to settle the action occurring under this Amendment and Waiver shall be conducted in strict confidence. Except as necessary to enforce an award or as required by Applicable Law, no information or documents produced, generated or exchanged in connection with settlement discussions or arbitration proceedings (including any award(s) that might be rendered by the tribunal) shall be disclosed to any Person without the prior written consent of all parties to the settlement or arbitration proceedings. This restriction shall not apply to public records or other documents obtained by the parties in the normal course of business independent of any settlement discussions or arbitration proceedings.
(b)Each party hereto hereby agrees that any action for an injunction, order of specific enforcement, attachment or other form of provisional remedy or non-monetary relief shall be brought in and shall exclusively be heard and determined by the Court of Chancery of the State of Delaware and, solely in connection with any such action contemplated by this Section 7(b), (i) irrevocably and unconditionally consents and submits to the foregoing and (ii) solely with respect to the actions contemplated by this Section 7(b), (A) irrevocably and unconditionally waives any objection to the laying of venue in respect of the Court of Chancery of the State of Delaware courts, (B) irrevocably and unconditionally waives and agrees not to plead or claim that the Court of Chancery of the State of Delaware is an inconvenient forum or does not have personal jurisdiction over any party hereto, and (C) agrees that mailing of process or other papers in connection with any such action in the manner provided herein or in such other manner as may be permitted by Applicable Law shall be valid and sufficient service thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT AND WAIVER OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO OTHER PARTY OR REPRESENTATIVE, AGENT OR ATTORNEY THEREOF HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(B).

8.Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Amendment and Waiver were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Amendment and Waiver and to enforce specifically the terms and provisions of this Amendment and Waiver in accordance with this Amendment and Waiver, this being in addition to any other remedy to which such party is entitled at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Amendment and Waiver, no party shall allege, and each party hereby waives any defense or counterclaim, that there is an adequate remedy at law. The parties further agree that nothing contained in this Section 8 shall require a party to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 8 before exercising any other right under this Amendment and Waiver.
9.Entire Agreement. This Amendment and Waiver constitutes the entire agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter of this Amendment and Waiver.
10.Severability. Whenever possible, each provision or portion of any provision of this Amendment and Waiver will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Amendment and Waiver is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Amendment and Waiver will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
11.Headings and Captions. The headings contained in this Amendment and Waiver are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment and Waiver.
12.Counterparts. This Amendment and Waiver may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Each party may deliver its signed counterpart of this Amendment and Waiver to the other party by means of electronic mail or any other electronic medium utilizing image scan technology, and such delivery will have the same legal effect as hand delivery of an originally executed counterpart.
13.No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, this Amendment and Waiver may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Amendment and Waiver, or the negotiation, execution or performance of this Amendment and Waiver or the transactions contemplated hereby, may only be made against, the Persons that are expressly identified as parties to this Amendment and Waiver (in the preamble and signature pages hereto) in their capacities as parties to this Amendment and Waiver and no former, current or future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers or general or limited partners of any of the Persons that are not expressly identified herein as parties to this Amendment and Waiver or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate or agent of any of the foregoing, or any other non-party, shall have any liability for any obligations or liabilities of the parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations, warranties or statements made or alleged to be made in connection herewith. Without limiting the rights of either party against the other party, in no event shall either party or any of its Affiliates seek to enforce this Amendment and Waiver against, make any claims for breach of this Amendment and Waiver against, or seek to recover monetary damages for breach of this Amendment and Waiver from, any non-party, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Applicable Law, or otherwise. The non-parties shall be express third party beneficiaries with respect to this Section 13, entitled to enforce this Section 13 as though each such non-party were a party to this Amendment and Waiver.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment and Waiver to be duly executed and delivered as of the date first above written.
COREBRIDGE FINANCIAL, INC.

/s/ Kevin T. Hogan
Name: Kevin T. Hogan
Title: Chief Executive Officer and President

AMERICAN INTERNATIONAL GROUP, INC.
/s/ Sabra R. Purtill
Name: Sabra R. Purtill
Title: Executive Vice President and Chief Financial Officer

ARGON HOLDCO LLC By: BLACKSTONE HOLDINGS II L.P. By: BLACKSTONE HOLDINGS I/II GP L.L.C.
/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS II L.P. By: BLACKSTONE HOLDINGS I/II GP L.L.C.
/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP L.L.C.
/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE INC.
/s/ John G. Finley
[Signature Page to Amendment and Waiver of Consent and Voting Rights]

Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.
/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

STEPHEN A. SCHWARZMAN
/s/ Stephen A. Schwarzman

[Signature Page to Amendment and Waiver of Consent and Voting Rights]